UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2003

MARKET CENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0- 22969	59-3562953

(State or other jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1650A Gum Branch Road Jacksonville, NC	28540

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (910) 478-0097

None.

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

PLIANT TECHNOLOGIES, INC.

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
WITH AUDIT REPORT OF
CERTIFIED PUBLIC ACCOUNTANTS

PLIANT TECHNOLOGIES, INC.
Index to Financial Statements

Page

Report of Independent Certified Public Accountants	F-3
Balance Sheets at December 31, 2002 and 2001	F-4
Statements of Losses for the years ended December 31, 2002 and 2001	F-5
Statements of (Deficiency in) Stockholders’ Equity for the years ended December 31, 2002 and 2001	F-6
Statements of Cash Flows for the years ended December 31, 2002 and 2001	F-7
Notes to Financial Statements	F-8~19
INTERIM CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
Condensed Balance Sheets:
June 30, 2003 and December 31, 2002	F-20
Condensed Statements of Losses:
For the three and six months ended June 30, 2003 and 2002	F-21
Condensed Statements of Cash Flows:
For the six months ended June 30, 2003 and 2002	F-22
Notes to Unaudited Condensed Financial Information	F-23~F-24

RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Certified Public Accountants

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Pliant Technologies, Inc.
Houston, TX

     We have audited the accompanying balance sheets of Pliant Technologies, Inc. (the “Company”) as of December 31, 2002 and 2001 and the related statements of losses, deficiency in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based upon our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note K, the Company has an accumulated deficit of $8,717,737 as of December 31, 2002, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP Russell Bedford Stefanou Mirchandani LLP Certified Public Accountants

McLean, Virginia
September 5, 2003

PLIANT TECHNOLOGIES, INC.
BALANCE SHEETS
DECEMBER 31, 2002 AND 2001

	2002	2001

ASSETS
Cash and Cash Equivalents	$—	$54,566
Employee Advances (Note H)	—	5,000
Prepaid Expenses	—	18,198

Total Current Assets	—	77,764
Property, Plant and Equipment, net of accumulated depreciation (Note B)	31,039	59,011
Other Assets:
Intangible Assets, net of accumulated amortization (Note C)	97,319	105,640

	$128,358	$242,415

LIABILITIES AND (DEFICIENCY IN) STOCKHOLDERS’ EQUITY
Cash Disbursed in Excess of Available Fund	$1,766	$—
Accounts Payable and Accrued Liabilities (Note E)	436,265	54,703
Deferred Revenue (Note A)	74,550	—
Other Advances	22,804	—
Due to Related Parties (Note H)	52,193	—
Current Maturities of Long Term Debt (Note D)	217,790	6,874

Total Current Liabilities	805,368	61,577

Long Term Debt, less current portion (Note D)	374	5,034

Commitment and Contingencies (Note J)	—	—
(Deficiency in) Stockholders’ Equity
Preferred Stock, $0.01 par value, 4,000,000 shares authorized:
Class A Preferred Stock, $0.01 par value, 812,054 shares issued and outstanding at December 31, 2002 and 2001 (Note F)	8,121	8,121
Class B Preferred Stock, $0.01 par value, 174,388 shares issued and outstanding at December 31, 2002 and 2001 (Note F)	1,743	1,053
Common Stock, $0.01 par value, 8,000,000 shares authorized, 735,185 and 651,416 shares issued and outstanding at December 31, 2002 and 2001, respectively (Note F)	7,352	6,514
Additional Paid-in Capital	8,023,137	7,719,128
Accumulated Deficit	(8,717,737)	(7,559,012)

Total (Deficiency in) Stockholders’ Equity	(677,384)	175,804
	$128,358	$242,415

See accompanying notes to financial statements.

PLIANT TECHNOLOGIES, INC.
STATEMENTS OF LOSSES
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

Sales	$160,651	$635,069
Cost of Sales	—	38,000

Gross Profit	160,651	597,069
Operating Expenses:
Selling, General and Administrative	1,193,726	826,450
Depreciation and Amortization (Note B and C)	63,445	97,910

Total Operating Expenses	1,257,171	924,360

Loss from Operations	(1,096,520)	(327,291)

Other Income (Expense) (Note H)	(50,707)	19,745
Interest Income (Expense)	(11,498)	(11,421)

Loss from Operations before Income Taxes	(1,158,725)	(318,967)
Income (Taxes) Benefit	—	—

Net Loss	$(1,158,725)	$(318,967)

See accompanying notes to financial statements.

PLIANT TECHNOLOGIES, INC.
STATEMENTS OF (DEFICIENCY IN) STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	Class A Preferred Stock		Class B Preferred Stock		Common Stock

							Additional
	Preferred A	Stock	Preferred B	Stock	Common	Stock	Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance at December 31, 2000	809,054	$8,091	—	$—	551,951	$5,520	$7,284,600	$(7,240,045)	$58,165
Shares issued for cash	3,000	30	105,338	1,053	—	—	236,593	—	237,676
Shares issued to employees in exchange for salaries and vacation pay	—	—	—	—	80,465	805	160,125	—	160,930
Shares issued to vendors in exchange for services	—	—	—	—	11,500	115	22,885	—	23,000
Shares issued in exchange for debt	—	—	—	—	7,500	75	14,925	—	15,000
Net income	—	—	—	—	—	—	—	(318,967)	(318,967)

Balance at December 31, 2001	812,054	$8,121	105,338	$1,053	651,416	$6,514	$7,719,128	$(7,559,012)	$175,804

Shares issued for cash	—	—	69,000	690	—	—	137,310	—	138,000
Shares issued to employees in exchange for salaries and vacation pay	—	—	—	—	65,934	659	131,208	—	131,868
Shares issued to vendors in exchange for services	—	—	—	—	6,835	68	13,601	—	13,669
Shares issued to consultants in exchange for patent and licensing costs	—	—	—	—	11,000	110	21,890	—	22,000
Net loss	—	—	—	—	—	—	—	(1,158,725)	(1,158,725)

Balance at December 31, 2002	812,054	$8,121	174,338	$1,743	735,185	$7,352	$8,023,137	$(8,717,737)	$(677,384)

See accompanying notes to financial statements.

PLIANT TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

Cash flows from operating activities:
Net loss from operating activities	$(1,158,725)	$(318,967)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation and amortization	63,445	97,910
Common stock issued to employees and vendors in exchange for services	145,537	183,930
(Increase) decrease in:
Prepaid expenses and other	18,198	(18,198)
Advances to employees	5,000	(5,000)
Increase (decrease) in:
Cash disbursed in excess of available fund	1,766	—
Accounts payable and accrued liabilities	381,562	(126,319)
Deferred revenue	74,550	—

Net cash (used in) operating activities	(468,667)	(186,644)
Cash flows from investing activities:
Capital expenditures	(5,151)	(3,025)

Net cash (used in) investing activities	(5,151)	(3,025)
Cash flows from financing activities:
Proceeds from sale of preferred stock, net of costs	138,000	237,676
Proceeds from (repayments of) notes payable	206,256	(109,460)
Proceeds from (repayments of) other advances	22,804	—
Proceeds from (repayments of) advances from related parties	52,193	—

Net cash provided by financing activities	419,253	128,216
Net increase (decrease) in cash and cash equivalents	(54,566)	(61,453)
Cash and cash equivalents at beginning of the year	54,566	116,019

Cash and cash equivalents at end of the year	$—	$54,566

Supplemental Information:
Cash paid during the year for interest	$—	$—
Cash paid during the year for income taxes	$—	$—
Common stock issued to employees and vendors in exchange for services	$145,537	$183,930
Common stock issued in exchange for debts	$—	$15,000

See accompanying notes to financial statements.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE A — SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

Business and Basis of Presentation

Pliant Technologies, Inc. (the “Company”) was incorporated under the laws of the State of Delaware in 1995 and is in business of software development.

Cash and Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by the straight-line method using the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. Expenditures for renewals and improvement that significantly add to the useful life are capitalized. Upon sale, retirement or other disposition of these assets, the cost and the related accumulated depreciation are removed from the respective accounts and any gain or loss on the disposition is included in the consolidated statement of operations.

Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (“SFAS 144”). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company has implemented the provisions on Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). SFAS 109 requires that income tax accounts be computed using the liability method. Deferred taxes are determined based upon the estimated future tax effects of differences between the financial reporting and tax reporting bases of assets and liabilities given the provisions of currently enacted tax laws.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE A — SUMMARY OF ACCOUNTING POLICIES (Continued)

Software Development Costs

The Company capitalizes costs related to the development of certain software products in accordance with Statement of Financial Accounting Standards No. 86, “Accounting For the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed” (“SFAS No. 86”) which requires capitalization to begin when technological feasibility has been established and ends when the product is available for general release to customers. Software development costs incurred prior to technological feasibility, defined by implementation of a beta project, are considered research and development costs and are expensed as incurred. Capitalized costs are amortized on a straight-line method over two years and is the greater of the two amounts calculated using the methods noted in SFAS 86.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

Revenue for product sales is recognized at the time the product is shipped to or picked up by the customer. Revenues from services are recognized when the services are provided. Payments received in advance are deferred until the service is provided. Deferred revenues as of December 31, 2002 and 2001 are $74,550 and $0, respectively.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred no advertising costs during the years ended December 31, 2002 and 2001.

Research and Development

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 2 (“SFAS 2”), “Accounting for Research and Development Costs. Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred no research and development costs during the years ended December 31, 2002 and 2001.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss of $1,158,725 and $318,967 during the years ended December 31, 2002 and 2001, respectively. The Company’s current liabilities exceeded its current assets by $805,368 as of December 30, 2002.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE A — SUMMARY OF ACCOUNTING POLICIES (Continued)

Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $0 at December 31, 2002 and 2001.

Comprehensive Income

Statement of Financial Accounting Standards No. 130 (“SFAS 130”), “Reporting Comprehensive Income,” establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

Stock Based Compensation

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123.” This statement amends SFAS No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company’s stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended December 31, 2002 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods.

Segment Information

Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131”) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company’s principal operating segment.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE A — SUMMARY OF ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made in prior year’s financial statements to conform to classifications used in the current year.

New Accounting Pronouncements

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (SFAS No. 141), and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (SFAS No. 142). The FASB also issued Statement of Financial Accounting Standards No. 143, “Accounting for Obligations Associated with the Retirement of Long-Lived Assets” (SFAS No. 143), and Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS No. 144) in August and October 2001, respectively.

SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interest method. The adoption of SFAS No. 141 had no material impact on the Company’s financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 142. Under the new rules, the Company will no longer amortize goodwill and other intangible assets with indefinite lives, but such assets will be subject to periodic testing for impairment. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs to be included in results from operations may be necessary. SFAS No. 142 also requires the Company to complete a transitional goodwill impairment test six months from the date of adoption.

Any goodwill impairment loss recognized as a result of the transitional goodwill impairment test will be recorded as a cumulative effect of a change in accounting principle no later than the end of fiscal year 2002. The adoption of SFAS No. 142 had no material impact on the Company’s financial statements.

SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The Company expects that the provisions of SFAS No. 143 will not have a material impact on its consolidated results of operations and financial position upon adoption. The Company plans to adopt SFAS No. 143 effective January 1, 2003.

SFAS No. 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS No. 144 superseded Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of” (SFAS No. 121), and APB Opinion No. 30, “Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions”. The Company adopted SFAS No. 144 effective January 1, 2002. The adoption of SFAS No. 144 had no material impact on Company’s financial statements.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE A — SUMMARY OF ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements (Continued)

In April 2002, the FASB issued Statement No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” This Statement rescinds FASB Statement No. 4, “Reporting Gains and Losses from Extinguishment of Debt”, and an amendment of that Statement, FASB Statement No. 64, “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements” and FASB Statement No. 44, “Accounting for Intangible Assets of Motor Carriers”. This Statement amends FASB Statement No. 13, “Accounting for Leases”, to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

In June 2002, the FASB issued Statement No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

In October 2002, the FASB issued Statement No. 147, “Acquisitions of Certain Financial Institutions-an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9”, which removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. In addition, this Statement amends SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. The requirements relating to acquisitions of financial institutions is effective for acquisitions for which the date of acquisition is on or after October 1, 2002. The provisions related to accounting for the impairment or disposal of certain long-term customer-relationship intangible assets are effective on October 1, 2002. The adoption of this Statement did not have a material impact to the Company’s financial position or results of operations as the Company has not engaged in either of these activities.

In December 2002, the FASB issued Statement No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure”, which amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material impact on the Company’s financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE A — SUMMARY OF ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements (Continued)

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities.” Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or entitled to receive a majority of the entity’s residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not expect the adoption to have a material impact to the Company’s financial position or results of operations.

In April 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 will not have a material impact on the Company’s results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 will not have a material impact on the Company’s results of operations or financial position.

NOTE B — PROPERTY, PLANT AND EQUIPMENT

The Company’s property and equipment at December 31, 2002 and 2001 consists of the following:

	2002	2001

Software and computer equipment	$235,324	$230,825
Furniture and fixtures	21,556	21,556
Leasehold improvement	16,747	16,747

	273,627	269,128
Accumulated Depreciation	(242,588)	(210,117)

	$31,039	$59,011

Depreciation expense included as a charge to income amounted to $32,472 and $71,337 for the years ended December 31, 2002 and 2001, respectively.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE C — INTANGIBLE ASSETS

The Company’s intangible assets include patents, licenses, and trademarks. The Company has adopted SFAS No. 142, Goodwill and Other Intangible Assets, whereby the Company periodically test its intangible assets for impairment. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets will be tested for impairment, and write-downs to be included in results from operations may be necessary.

The costs and accumulated amortization of intangible assets at December 31, 2002 and 2001 are summarized as follows:

	2002	2001

Patents, trademarks, and licenses	$154,865	$132,213
Less: accumulated amortization	(57,546)	(26,573)

Intangible assets, net	$97,319	$105,640

Total amortization expense charged to operations for the year ended December 31, 2002 and 2001 are $30,973 and $26,573, respectively.

NOTE D — LONG-TERM DEBT

Long-term debt at December 31, 2002 and 2001 consists of the following:

	2002	2001

Note Payable to Company shareholder, interest payable monthly at 12% per annum from date of note and 15% per annum after maturity; maturity date is in September 2003. The note is secured by the Company’s accounts receivable	$13,130	$—
Note payable to Company shareholder, interest payable monthly at 12% per annum from date of note and 15% per annum after maturity; maturity date is in September 2003. The note is guaranteed by the Company’s President	200,000	—
Note payable in monthly installments of $380, including interest at 18% per annum. The note matured in January 2004. The note is secured by computer equipment	4,457	7,873
Note payable in monthly installments of $150, including interest at 18% per annum. The note matured in April 2003. The note is secured by computer equipment	577	2,112
Note payable in monthly installments of $147, including interest at 18% per annum. The note matured in June 2002. The note is secured by computer equipment	—	839
Note payable in monthly installments of $555, including interest at 18% per annum. The note matured in February 2002. The note is secured by computer equipment	—	1,084

Total	218,164	11,908
Less: Current Portion	(217,790)	(6,874)

Long Term Portion	$374	$5,034

Aggregate maturities of long-term debt as of December 31, 2002 are as follows:

Year	Amount

2003	$374

Total	$374

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE E — ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at December 31, 2002 and 2001 are as follows:

	2002	2001

Accounts payable	$138,609	$28,273
Accrued interest	9,149	—
Accrued payroll, payroll expenses and taxes	38,507	26,430
Other accrued expenses in connection with litigation (Note J)	250,000	—

Total	$436,265	$54,703

NOTE F — CAPITAL STOCK

The Company has authorized 4,000,000 shares of preferred stock, with a par value of $.01 per share. The Company has designated 812,054 shares of preferred stock as Class A Preferred Stock with a par value of $.01. Each share of Class A preferred stock is convertible into 2 shares of common stock. With respect to every matter upon which the stockholders shall be entitled to vote, every holder of Series A Preferred Stock shall be entitled to one vote for each share of common stock into which such Class A preferred stock could then be converted. The holders of the shares of Class A Preferred Stock are entitled to receive dividends in an amount equal to the amount of any dividends declared on the common stock. As of December 31, 2002 and 2001, the Company has 812,054 shares of Class A Preferred Stock issued and outstanding.

The Company has designated 174,388 shares of preferred stock as Class B Preferred Stock with a par value of $.01. Each share of Class B preferred stock is convertible into one share of common stock. With respect to every matter upon which the stockholders shall be entitled to vote, every holder of Series B Preferred Stock shall be entitled to one vote for each share of common stock into which such Class B preferred stock could then be converted. The holders of the shares of Class B Preferred Stock are entitled to receive dividends in an amount equal to the amount of any dividends declared on the common stock. As of December 31, 2002 and 2001, the Company has 174,388 shares of Class B Preferred Stock issued and outstanding.

The company has authorized 8,000,000 shares of common stock, with a par value of $.01 per share. As of December 31, 2002 and 2001, the Company has 735,185 and 651,416 shares of common stock issued and outstanding, respectively.

For the year ended December 31, 2001, the Company issued an aggregate of 3,000 shares of Class A preferred stock at $9 per share and 105,338 shares of Class B preferred stock at $2 per share to sophisticated investors in exchange for $237,676, net of costs and fees. The Company issued an aggregate of 80,465 shares of common stock to employees in lieu of salaries and vacation pay in the amount of $160,930 and 11,500 shares of common stock to vendors in exchange for services in the amount of $23,000. All valuations of common stock issued for salaries and services were based upon the value of the services rendered, which did not differ materially from the fair value of the Company’s common stock during the period the services were rendered. In addition, the Company issued an aggregate of 7,500 shares of common stock in exchange for previously incurred debt of $15,000.

For the year ended December 31, 2002, the Company issued an aggregate of 69,000 shares of Class B preferred stock at $2 per share to sophisticated investors in exchange for $138,000, net of costs and fees. The Company issued an aggregate of 65,934 shares of common stock to employees in lieu of salaries and vacation pay in the amount of $131,868 and 6,835 shares of common stock to vendors in exchange for services in the amount of $13,669. All valuations of common stock issued for salaries and services were based upon the value of the services rendered, which did not differ materially from the fair value of the Company’s common stock during the period the services were rendered. In addition, the Company issued an aggregate of 11,000 shares of common stock in exchange for patent and licensing costs of $22,000.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE G — STOCK OPTIONS AND WARRANTS

Stock Options

The following table summarizes the changes in stock options outstanding and the related prices for the shares of the Company’s common stock issued to shareholders of the Company.

	Options Outstanding		Options Exercisable

		Remaining
		Contractual Life		Weighted Average
Exercise Price	Number Outstanding	(Years)	Number Exercisable	Exercise Price

$1.00	482,588	8.84	482,588	$1.00
$0.25	387,500	8.95	387,500	$0.25

	870,088	8.89	870,088	$0.67

Transactions involving options are summarized as follows:

		Weighted Average
	Numbers of Options	Price Per Share

Outstanding at January 1, 2001	482,588	$1.00
Granted	270,500	0.25
Exercised	—	—
Canceled or Expired	—	—

Outstanding at December 31, 2001	753,088	$0.73
Granted	117,000	0.25
Exercised	—	—
Canceled or Expired	—	—

Outstanding at December 31, 2002	870,088	$0.67

Warrants

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company’s common stock issued to shareholders of the Company.

	Warrants Outstanding		Warrants Exercisable

		Remaining
		Contractual Life		Weighted Average
Exercise Price	Number Outstanding	(Years)	Number Exercisable	Exercise Price

$1.00	19,273	6.91	19,273	$1.00
$0.25	1,348,232	2.12	1,348,232	$0.25

	1,367,505	2.19	1,367,505	$0.26

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE G — STOCK OPTIONS AND WARRANTS (Continued)

Warrants (Continued)

Transactions involving warrants are summarized as follows:

	Numbers of	Weighted Average Price
	Warrants	Per Share

Outstanding at January 1, 2001	19,273	$1.00
Granted	1,027,103	0.25
Exercised	—	—
Canceled or Expired	—	—

Outstanding at December 31, 2001	1,046,376	$0.26
Granted	321,129	0.25
Exercised	—	—
Canceled or Expired	—	—

Outstanding at December 31, 2002	1,367,505	$0.26

NOTE H — RELATED PARTY TRANSACTIONS

A company officer has advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist. The net amount of advances due to the officer at December 31, 2002 was $12,500.

A consultant to the Company has advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist. The net amount of advances due to the consultant at December 31, 2002 was $39,693.

The Company has advanced funds to its officers and employees. The amount due to the Company at December 31, 2001 was $5,000. No formal repayment terms or arrangements exist. For the year ended December 31, 2002, the Company advanced a total of $50,707 to employees. However, most employees took substantial pay reduction during the year and the Company does not intend to collect the advances of $50,707 from employees in the future. Employee advances were written off and recorded as other expenses during the year ended December 31, 2002.

NOTE I — INCOME TAXES

The Company has adopted Financial Accounting Standard number 109, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

For income tax reporting purposes, the Company’s aggregate unused net operating losses approximate $8,700,000, which expires through 2022, subject to limitations of Section 382 of the Internal Revenue Code, as amended. The deferred tax asset related to the carry forward is approximately $2,950,000. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earning history of the Company, it is more likely than not that the benefits will not be realized.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE I — INCOME TAXES (Continued)

Components of deferred tax assets as of December 31, 2002 are as follows:

Non-Current:
Net operating loss carryforward	$2,950,000
Valuation allowance	(2,950,000)

Net deferred tax asset	$—

NOTE J — COMMITMENTS AND CONTINGENCIES

Litigation

During the year ended December 31, 2002, Growthnet Trading LLC (“Growthnet”) filed a complaint against the Company in Harris County, Texas District Court. The complaint alleges a breach of contract and seeking for recovery of funds of approximately $250,000. The Company believes that it has meritorious defenses to the plaintiff’s claims and intends to defend itself against the Plaintiff’s claims. However, the Company has recorded $250,000 of accrued liabilities in connection with the lawsuit.

The Company is subject to other legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE K — GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended December 31, 2002 and 2001, the Company incurred losses from operations of $1,158,725 and $318,967, respectively. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company’s existence is dependent upon management’s ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company’s liquidity, the Company is actively pursuing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management’s actions will result in profitable operations or the resolution of its liquidity problems.

PLIANT TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

NOTE L- SUBSEQUENT EVENT

In July 2003, the Company consummated an Assets Purchase Agreement (“Agreement”) with Market Central, Inc. (“Market Central”). Pursuant to the Agreement, Market Central acquired certain tangible and intangible asserts and assumed approximately $870,000 of the Company’s liabilities in exchange for $1,000 of cash, 228,351 shares of Market Central’s common stock and warrants to purchase an aggregate of 182,681 shares of Market’s Central’s common stock.

PLIANT TECHNOLOGIES, INC.
CONDENSED BALANCE SHEETS

	(Unaudited))	(Audited)

	June 30, 2003	December 31, 2002

ASSETS
Cash and Cash Equivalents	$1,415	$—
Accounts Receivable, net of allowance for doubtful accounts	100	—

Total Current Assets	1,515	—
Property, Plant and Equipment, net of accumulated depreciation	14,803	31,039
Other Assets:
Intangible Assets, net of accumulated amortization	84,730	97,319

	$101,048	$128,358

LIABILITIES AND (DEFICIENCY IN) STOCKHOLDERS’ EQUITY
Cash Disbursed in Excess of Available Fund	$—	$1,766
Accounts Payable and Accrued Liabilities	498,402	436,265
Deferred Revenue	67,150	74,550
Other Advances	—	22,804
Due to Related Parties	—	52,193
Bridge Notes	518,258	—
Current Maturities of Long Term Debt	203,317	217,790

Total Current Liabilities	1,287,127	805,368

Long Term Debt, less current portion	—	374

Commitment and Contingencies	—	—
(Deficiency in) Stockholders’ Equity
Preferred Stock, $0.01 par value, 4,000,000 shares authorized:
Class A Preferred Stock, $0.01 par value, 812,054 shares issued and outstanding at June 30, 2003 and December 31, 2002	8,121	8,121
Class B Preferred Stock, $0.01 par value, 174,388 shares issued and outstanding at June 30, 2003 and December 31, 2002	1,743	1,743
Common Stock, $0.01 par value, 8,000,000 shares authorized, 735,185 shares issued and outstanding at June 30, 2003 and December 31, 2002	7,352	7,352
Additional Paid-in Capital	8,023,137	8,023,137
Accumulated Deficit	(9,226,432)	(8,717,737)

Total (Deficiency in) Stockholders’ Equity	(1,186,079)	(677,384)
	$101,048	$128,358

See accompanying notes to unaudited financial information

PLIANT TECHNOLOGIES, INC.
STATEMENTS OF LOSSES
(UNAUDITED)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,

	2003	2002	2003	2002

Sales	$—	$87,750	$64,150	$147,750
Cost of Sales	—	—	—	—

Gross Profit	—	87,750	64,150	147,750
Operating Expenses:
Selling, General and Administrative	201,676	245,976	485,146	475,216
Depreciation and Amortization	15,861	7,743	31,722	15,486

Total Operating Expenses	217,537	253,719	516,868	490,702
Loss from Operations	(217,537)	(165,969)	(452,718)	(342,952)
Other Income (Expense)	(23,063)	—	(23,063)	—
Interest Income (Expense)	(26,525)	—	(32,914)	(197)

Loss from Operations before Income Taxes	(267,125)	(165,969)	(508,695)	(343,149)
Income (Taxes) Benefit	—	—	—	—

Net Loss	$(267,125)	$(165,969)	$(508,695)	$(343,149)

See accompanying notes to unaudited financial information

PLIANT TECHNOLOGIES, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the six month ended June 30,

	2003	2002

Cash flows from operating activities:
Net loss from operating activities	$(508,695)	$(343,149)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation and amortization	31,722	15,486
Common stock issued to employees and vendors in exchange for services	—	2,055
(Increase) decrease in:
Accounts receivable	(100)	(18,802)
Prepaid expenses and other assets	—	(17,659)
Increase (decrease) in:
Cash disbursed in excess of available fund	(1,766)	—
Accounts payable and accrued liabilities	62,137	127,847
Deferred revenue	(7,400)	—

Net cash (used in) operating activities	(424,102)	(234,222)
Cash flows from investing activities:
Capital expenditures	(2,896)	(652)

Net cash (used in) investing activities	(2,896)	(652)
Cash flows from financing activities:
Proceeds from sale of preferred stock, net of costs	—	113,000
Proceeds from (repayments of) notes payable	503,410	51,931
Proceeds from (repayments of) other advances	(22,804)	—
Proceeds from (repayments of) advances from related parties	(52,193)	24,500

Net cash provided by financing activities	428,413	189,431
Net increase (decrease) in cash and cash equivalents	1,415	(45,445)
Cash and cash equivalents at beginning of the period	—	54,566

Cash and cash equivalents at end of the period	$1,415	$9,121

Supplemental Information:
Cash paid during the period for interest	$—	$—
Cash paid during the period for income taxes	$—	$—
Common stock issued to employees and vendors in exchange for services	$—	$2,055

See accompanying notes to unaudited financial information

PLIANT TECHNOLOGIES, INC.
NOTES TO CONDENSED FINANCIAL INFORMATION
JUNE 30, 2003
(UNAUDITED)

NOTE A — SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

General

The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Rule 310(b) of Regulation S-B, and therefore, do not include all the information necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ended June 30, 2003 are not necessarily indicative of the results that may be expected for the year ended December 31, 2003. The unaudited condensed financial statements should be read in conjunction with the financial statements and footnotes thereto included in the Company’s SEC Form 8-K.

Business and Basis of Presentation

Pliant Technologies, Inc. (the “Company”) was incorporated under the laws of the State of Delaware in 1995 and is in business of software development.

Reclassification

Certain prior period amounts have been reclassified for comparative purposes.

NOTE B — LONG-TERM DEBT

Long-term debt at June 30, 2003 and December 31, 2002 consists of the following:

	June 30, 2003	December 31, 2002

Note Payable to Company shareholder, interest payable monthly at 12% per annum from date of note and 15% per annum after maturity; maturity date is in September 2003. The note is secured by the Company’s accounts receivable	$—	$13,130
Note payable to Company shareholder, interest payable monthly at 12% per annum from date of note and 15% per annum after maturity; maturity date is in September 2003. The note is guaranteed by the Company’s President	200,000	200,000
Note payable in monthly installments of $380, including interest at 18 % per annum. The note matured in January 2004. The note is secured by computer equipment	3,317	4,457
Note payable in monthly installments of $150, including interest at 18 % per annum. The note matured in April 2003. The note is secured by computer equipment	—	577
Notes payable (Bridge Notes”) at 12% per annum from date of note and 15% after maturity; ”), unsecured; interest and principal due on March 6, 2004	518,258	—

Total	721,575	218,164
Less: Current Portion	(721,575)	(217,790)

Long Term Portion	$—	$374

PLIANT TECHNOLOGIES, INC.
NOTES TO CONDENSED FINANCIAL INFORMATION
JUNE 30, 2003
(UNAUDITED)

NOTE C — SUBSEQUENT EVENTS

     In July 2003, the Company consummated an Assets Purchase Agreement (“Agreement”) with Market Central, Inc. (“Market Central”). Pursuant to the Agreement, Market Central acquired certain tangible and intangible asserts and assumed approximately $872,000 of the Company’s liabilities in exchange for $1,000 of cash, 228,351 shares of Market Central’s common stock and warrants to purchase an aggregate of 182,681 shares of Market’s Central’s common stock.

(a)	Pro Forma Financial Information.

Condensed Consolidated Pro Forma Unaudited Balance Sheet as of May 31, 2003	F-26
Condensed Consolidated Pro Forma Unaudited Statement of Losses for the Year Ended August 31, 2002	F-27
Condensed Consolidated Pro Forma Unaudited Statement of Losses for the Nine Months Ended May 31, 2003	F-28
Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements	F-29

Unaudited Pro Forma Condensed Consolidated Financial Information

On July 31, 2003, Market Central, Inc. (“Market Central”), pursuant to an Asset Purchase Agreement (“Agreement”), completed the acquisition of certain assets from Pliant Technologies, Inc. (“Pliant”) . The transaction is accounted for using the purchase method of accounting.

The Proforma Unaudited Financial Statements have been prepared by management of Market Central in order to present consolidated financial position and results of operations of Market Central and Pliant as if the acquisition had occurred as of May 31, 2003 for the pro forma condensed balance sheet and to give effect to the acquisition of Plaint      , as if the transaction had taken place at August 1, 2001 for the pro forma condensed consolidated statement of losses for the year ended August 31, 2002 and the nine months ended May 31, 2003.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Pliant (including notes thereto) included in this Form.

Pursuant to a separate agreement between the Company and the holders of Pliant’s previously incurred debt assumed by Market Central , Market Central issued an aggregate of 228,351 shares of its restricted common stock and warrants to purchase an aggregate of 182,681 shares of its common stock in exchange for the discharge and cancellation of $830,150 of assumed liabilities. The remaining amount ($42,408) of the assumed debt remains outstanding and is secured by a lien on the purchased assets.

The Company has recorded the carryover basis of the Pliant net assets acquired, which did not differ materially from their fair value. The excess of the purchase price and liabilities assumed over the fair values of those assets has been allocated to goodwill in pro forma financial information.

MARKET CENTRAL, INC.
CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
MAY 31, 2003

			Pro Forma		Pro Forma
	Market Central	Plaint	Adjustments		Consolidated

ASSETS
Cash	$—	$1,415	(1,000	) (1)	$415
Accounts receivable, net	2,049,808	100			2,049,908
Inventories, net	16,049	—			16,049
Advances to related parties, net	514,469	—			514,469
Prepaid expense and other current assets	203,205	—			203,205

Total current assets	2,783,531	1,515			2,784,046
Property and equipment, net	1,376,528	14,803			1,391,331
Other assets, net	87,032	84,730			171,762
Goodwill, net	3,937,168	—	1,187,079	(1)	5,124,247

	$8,184,259	$101,048			$9,471,386

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS’ EQUITY
Bank overdraft	$851	—			$851
Accounts payable and accrued expenses, net	5,750,864	498,402	(108,575	) (2)	6,140,691
Notes payable- current	1,230,057	721,575	(721,575	) (2)	1,230,057
Line of credit	711,628	—			711,628
Deferred revenues	355,236	67,150			422,386
Capital lease obligations-current	764,392	—			764,392

	8,813,028	1,287,127			9,270,005
Long term debt, net	286,306	—			286,306
Notes payable- shareholders, net	447,043				447,043
Capitalized lease obligations	116,205				116,205
DEFICIENCY IN STOCKHOLDERS EQUITY
Class A Preferred Stock	—	8,121	(8,121	) (1)	—
Class B Preferred Stock	—	1,743	(1,743	) (1)	—
			228	(2)	13,268
Common Stock	13,040	7,352	(7,352	) (1)
			829,922	(2)	21,838,004
Additional Paid-in Capital	21,008,082	8,023,137	(8,023,137	) (1)
			9,226,432	(1)	(22,499,445)
Accumulated Deficit	(22,499,445)	(9,226,432)

Total (Deficiency in) Stockholders’ Equity	(1,478,323)	(1,186,079)			(648,173)

	$8,184,259	$101,048			$9,471,386

See accompanying notes to the proforma unaudited condensed consolidated financial statements

MARKET CENTRAL, INC.
CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
FOR THE YEAR ENDED AUGUST 31, 2002

			Pro Forma	Pro Forma
	Market Central	Pliant	Adjustments	Consolidated

Revenues	$8,755,369	$160,651		$8,916,020
Cost of sales	5,647,667	—		5,647,667

Gross profit	3,107,702	160,651		3,268,353
Operating expenses:
Selling, general and administrative	3,631,182	1,193,726		4,824,908
Depreciation and amortization	993,809	63,445		1,057,254

Total operating expenses	4,624,991	1,257,171		5,882,162
Loss form operations	(1,517,289)	(1,096,520)		(2,613,809)
Other expense, net	(654,517)	(62,205)		(716,722)

	(2,171,806)	(1,158,725)		(3,330,531)
Provision for income taxes	—	—		—

Net loss	(2,171,806)	(1,158,725)		(3,330,531)

Cumulative convertible stock dividend requirements (see pro forma adjustment No. 3)	40,800	—		—

Loss attributed to common shareholders	$(2,212,606)	$(1,158,725)		$(3,330,331)

Net loss per share (basic and assuming dilution)	$(.17)			$(.26)

Weighted average shares outstanding, rested for one for ten reverse stock split and recapitalization of Company in January 2003 (see pro forma adjustment No. 3) (Basic and diluted)	12,665,988			12,894,339

See accompanying notes to proforma unaudited condensed consolidated financial statements

MARKET CENTRAL, INC.
CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
FOR THE NINE MONTHS ENDED MAY 31, 2003

			Pro Forma	Pro Forma
	Market Central	Pliant	Adjustments	Consolidated

Revenues:	$8,007,810	$64,150		$8,071,960
Cost of sales	4,931,702	—		4,931,702

Gross profit	3,076,108	64,150		3,140,258
Operating expenses:
Selling, general and administrative	3,660,478	485,146		4,145,624
Depreciation and amortization	801,728	31,722		833,450

Total operating expenses	4,462,206	516,868		4,979,074
Loss form operations	(1,386,098)	(452,718)		(1,838,816)
Other expense	(449,062)	(55,977)		(505,039)

	(1,835,160)	(508,695)		(2,343,855)
Provision for income taxes	—	—		—

Net loss	$(1,835,160)	$(508,695)		$(2,243,855)

Net loss per share (basic and assuming dilution)	$(.14)	—		$(.18)

Weighted average shares outstanding, rested for one for ten reverse stock split and recapitalization of Company in January 2003 ((see pro forma adjustment No. 3) (Basic and diluted)	13,040,614	—		13,268,965

See accompanying notes to proforma unaudited condensed consolidated financial statements

MARKET CENTRAL, INC.
NOTES TO CONDENSED CONSOLIDATED PRO FORMA UNAUDITED FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Consolidated Financial Information

The Proforma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Market Central and Plaint as if the acquisition had occurred as of May 31, 2003 for the pro forma condensed balance sheet and to give effect to the acquisition of Plaint, as if the transaction had taken place at August 1, 2001 for the pro forma condensed consolidated statement of losses for the year ended August 31, 2002 and the nine months ended May 31, 2003.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of May 31, 2003 and the pro forma condensed consolidated statement of losses for the year ended August 31, 2002 and the nine months ended May 31, 2003.

The fiscal year end of Pliant is December 31 and differs from Market Central’s August 31 year end by 122 days. Management has determined it is not practical to bring the Plaint’s most recent fiscal year statement of losses to within 93 days of Market Central’s fiscal year end as required by Rule 11-02 (c) (3) of SEC Regulation S-X. In addition, Market Central management believes adjusting the Pliant condensed statement of losses for the year ended December 31, 2002 by 29 days will not have a material effect on the pro forma condensed consolidated statement of losses for the fiscal year ended August 31, 2002.

(1) To record acquisition of certain Pliant assets for assumption of liabilities and payment of $1,000 in a transaction accounted for using the purchase method of accounting.

Assets acquired	$101,048
Liabilities assumed (see pro forma adjusting entry 2)	(1,287,127)
Goodwill	1,187,079

Cash paid	$1,000

Market Central has recorded the carryover basis of the net assets acquired, which did not differ materially from their fair value.

(2) Pursuant to a separate agreement between the Market Central and the holders of Pliant’s previously incurred debt assumed by Market Central, the Company issued an aggregate of 228,351 shares of its restricted common stock and warrants to purchase an aggregate of 182,681 shares of its common stock in exchange for the discharge and cancellation of $830,150 of Pliant liabilities assumed (see pro forma adjusting entry 1 ).

(3) In January, 2003 Market Central’s ownership and control changed resulting in an increase in the number of common shares outstanding In connection with the change in control, Market Central’s new ownership effected a one got ten reverse stock split, and holders of the Market Central preferred stock converted their shares to Market Central restricted common shares. All references in consolidated pro-forma information to numbers of shares and share amounts have been restated to reflect the reverse split and the shares issued resulting from the change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKET CENTRAL, INC.

Date: December 8, 2003	/s/ Terrance J. Liefheit Terrance J. Liefheit President